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                                                                 EXHIBIT 10.15.1



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                           LAREDO CANDLE COMPANY L.L.P
               (a Texas registered limited liability partnership)



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                                 FIRST AMENDMENT

                                       to

                                    AGREEMENT

                                       OF

                                   PARTNERSHIP



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                        Effective as of February 1, 1999



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                   FIRST AMENDMENT TO AGREEMENT OF PARTNERSHIP

         This First Amendment to Agreement of Partnership ("First Amendment") is entered into effective as of the 1st day of February, 1999, by and between Home Interiors & Gifts, Inc., a Texas corporation ("HIGI"), and Miracle Candle Company, a Texas corporation ("Miracle").

                                   BACKGROUND

         The HIGI and Miracle are parties to that certain Agreement of Partnership dated as of December 14, 1998 (the "Agreement"), pursuant to which Laredo Candle Company L.L.P., a Texas registered limited liability partnership (the "Partnership"), was formed pursuant to the Texas Revised Partnership Act,
Article 6132b of Title 105 of the Revised Texas Civil Statutes.

         The HIGI and Miracle are executing this First Amendment to amend and supplement the Agreement, as more particularly described below.

                             SUPPLEMENTAL AGREEMENT

         In consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the HIGI and Miracle agree as follows:

                                    ARTICLE I

                               DEFINITION OF TERMS

         1.01 Definitions Incorporated. Capitalized terms used herein that are defined (or to which a definition is attributed) in the Agreement are used in this First Amendment with the meanings ascribed to such terms in the Agreement, as amended by this First Amendment, unless otherwise defined herein.

                                   ARTICLE II

                                   AMENDMENTS

         2.01 Amendment to Section 7.1 of the Agreement. Section 7.1 of the Agreement is hereby amended as follows:

              (a) Section 7.1(x) of the Agreement is hereby amended by deleting the word "and" as the last word thereof;

              (b) Section 7.1(xi) of the Agreement is hereby amended by deleting the "period" at the end thereof and substituting therefor "; and"; and

              (c) Section 7.1 of the Agreement is hereby amended by adding a new subsection "(xii)" thereto to read in its entirety to read as follows:

                  (xii) a default by a Partner, which extends beyond any stated
              period of grace applicable thereto, under, or in payment or performance under, any loan agreement, promissory note, mortgage, deed of trust, security agreement, pledge agreement, guaranty, or other instrument, agreement or document to which such Partner is a party that evidences, governs and/or secures all or any part of any indebtedness or other obligation



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              of such Partner and/or any other person or entity (irrespective of the level or extent of such Partner's personal, recourse liability for such indebtedness or other obligation) that is secured, in whole or in part, by any lien or encumbrance on, or security interest in, or assignment or pledge of, all or any portion of such Partner's Partnership Interest, or any interest therein, including, without limitation, the failure, which extends beyond any stated period of grace applicable thereto, by such Partner to pay all or any portion of such indebtedness or other obligation when due, whether on any installment payment date, at stated maturity, by reason of the acceleration of maturity, or otherwise, provided, that nothing contained in this Section 7.1(xii) shall be deemed or construed as a consent by any Partner to, or as a waiver by any Partner of any of the terms and provisions of this Agreement relating to, any purported pledge, assignment or other encumbrance by any other Partner of, or the grant by any other Partner of any security interest in, all or any portion of such other Partner's Partnership Interest, or any interest therein.

                                   ARTICLE III

                                  MISCELLANEOUS

         3.01 Agreement. The term "Agreement", as used in the Agreement, shall mean and refer to the Agreement, as amended and supplemented by this First Amendment.

         3.02 Incorporation by Reference. Except to the extent inconsistent with the express provisions set forth elsewhere in this First Amendment, the provisions of Article X of the Agreement are incorporated by reference herein and shall be applicable to this First Amendment in the same manner as if fully set forth herein.

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment effective as of the date first written above.

                               HIGI:

                               HOME INTERIORS & GIFTS, INC.,
                               a Texas corporation

                               By:    /s/ Jim Livingston
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                               Name:     Jim Livingston
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                               Title:   Vice President of Operations
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                               MIRACLE:

                               MIRACLE CANDLE COMPANY,
                               a Texas corporation

                               By:   /s/ Jorge L. Garcia
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                               Name:     Jorge L. Garcia
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                               Title:   Vice President
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